Janus Henderson Responsible International Dividend Fund

Schedule of Investments (unaudited)

March 31, 2024

Shares		Value
Common Stocks– 92.1%
Auto Components – 0.7%
Aptiv PLC*	12,503	$995,864
Banks – 5.9%
BNP Paribas SA	36,418	2,587,256
ING Groep NV	195,814	3,220,336
Natwest Group PLC	663,012	2,221,307
		8,028,899
Beverages – 1.3%
Coca-Cola Co	29,548	1,807,747
Capital Markets – 2.6%
CME Group Inc	6,059	1,304,442
Hong Kong Exchanges & Clearing Ltd	76,100	2,214,928
		3,519,370
Chemicals – 1.1%
Air Products & Chemicals Inc	6,037	1,462,584
Diversified Telecommunication Services – 3.8%
Deutsche Telekom AG	143,602	3,485,335
TELUS Corp	106,172	1,698,721
		5,184,056
Electrical Equipment – 5.0%
nVent Electric PLC	26,699	2,013,105
Schneider Electric SE	20,733	4,688,766
		6,701,871
Electronic Equipment, Instruments & Components – 1.6%
TE Connectivity Ltd	15,129	2,197,336
Food Products – 3.2%
Nestle SA (REG)	40,253	4,274,398
Health Care Equipment & Supplies – 1.9%
Medtronic PLC	28,734	2,504,168
Household Durables – 2.4%
Sony Corp	38,200	3,263,253
Insurance – 9.2%
AIA Group Ltd	302,800	2,033,059
AXA SA	110,903	4,164,964
Dai-ichi Life Holdings Inc	108,800	2,767,442
Zurich Insurance Group AG	6,563	3,539,522
		12,504,987
Machinery – 5.7%
Daimler Truck Holding AG	62,821	3,182,251
Sandvik AB	178,294	3,960,164
Volvo AB	22,795	617,923
		7,760,338
Multi-Utilities – 1.9%
National Grid PLC	192,995	2,596,127
Paper & Forest Products – 1.6%
UPM-Kymmene Oyj	64,344	2,142,625
Personal Products – 3.2%
Unilever PLC	85,073	4,269,067
Pharmaceuticals – 14.7%
AstraZeneca PLC	18,684	2,517,575
GSK PLC	128,763	2,776,222
Merck & Co Inc	15,521	2,047,996
Novartis AG	31,213	3,024,376
Novo Nordisk A/S - Class B	31,307	3,993,650
Roche Holding AG	9,513	2,423,351
Sanofi	32,232	3,162,563
		19,945,733
Professional Services – 3.8%
RELX PLC	117,117	5,072,324
Semiconductor & Semiconductor Equipment – 10.5%
ASML Holding NV	2,757	2,653,386
MediaTek Inc	77,000	2,791,424
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	44,469	6,050,007
Tokyo Electron Ltd	10,600	2,749,445
		14,244,262
Software – 6.7%
Microsoft Corp	9,421	3,963,603
Oracle Corp	17,718	2,225,558

Shares		Value
Common Stocks– (continued)
Software– (continued)
SAP SE	14,934	$2,907,091
		9,096,252
Textiles, Apparel & Luxury Goods – 3.4%
Cie Financiere Richemont SA (REG)	29,856	4,552,734
Wireless Telecommunication Services – 1.9%
Tele2 AB	306,761	2,519,627
Total Common Stocks (cost $92,453,927)		124,643,622
Preferred Stocks– 3.6%
Technology Hardware, Storage & Peripherals – 3.6%
Samsung Electronics Co Ltd((cost $3,866,915)	98,679	4,926,253
Investment Companies– 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3830%ºº,£((cost $4,413,607)	4,412,725	4,413,607
Total Investments (total cost $100,734,449) – 99.0%		133,983,482
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		1,419,925
Net Assets – 100%		$135,403,407

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$27,712,232	20.7%
Switzerland	17,814,381	13.3
Netherlands	15,215,113	11.3
France	14,603,549	10.9
Germany	9,574,677	7.1
Taiwan	8,841,431	6.6
Japan	8,780,140	6.5
United Kingdom	7,335,009	5.5
Sweden	7,097,714	5.3
South Korea	4,926,253	3.7
Hong Kong	4,247,987	3.2
Denmark	3,993,650	3.0
Finland	2,142,625	1.6
Canada	1,698,721	1.3

Total	$133,983,482	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/24
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3830%ºº	$193,839	$(148)	$-	$4,413,607

	Value at 6/30/23	Purchases	Sales Proceeds	Value at 3/31/24
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3830%ºº	3,805,478	28,334,256	(27,725,979)	4,413,607

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2024.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2024.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Pharmaceuticals	$15,952,083	$3,993,650	$-
All Other	104,697,889	-	-
Preferred Stocks	4,926,253	-	-
Investment Companies	-	4,413,607	-
Total Assets	$125,576,225	$8,407,257	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70261 05-24